SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                DECEMBER 8, 2008
                                -----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9437
                                   ---------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction(    (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
             -------------------------------------------------------
            (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On December 8, 2008, Alanco Technologies, Inc. issued a press release announcing that its StarTrak subsidiary was awarded a pilot contract to provide wireless monitoring systems for the rail tank car fleet of a major petrochemical company.

A copy of the press release is attached.

Item 9.01

     Exhibit 99.1 December 8, 2008 press release entitled "Alano's StarTrak Announces Hazmat Tank Car Monitoring Contract With Major Petrochemical Company


                                       SIGNATURES

Date: December 8, 2008                 By:  /s/John A Carlson
                                       -----------------------
                                       Chief Financial Officer